Debt	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
Debt

Note 12	Debt

On May 14, 2020, Bell Canada issued 2.50% Series M-52 medium term note (MTN) debentures under its 1997 trust indenture, with a principal amount of $1 billion, which mature on May 14, 2030.

On May 14, 2020 and February 13, 2020, Bell Canada issued 3.50% Series M-51 MTN debentures under its 1997 trust indenture, with a principal amount of $500 million and $750 million, respectively, which mature on September 30, 2050.

During the first half of 2020, Bell Canada drew $1,450 million in U.S. dollars ($2,035 million in Canadian dollars) under its $4 billion Canadian dollar committed credit facilities. In Q2 2020, Bell Canada repaid all of the U.S dollar borrowings under such facilities. The borrowings, which were included in long-term debt, were hedged for foreign currency fluctuations through foreign exchange forward contracts. Accordingly, in Q2 2020, the forward contracts used to hedge these borrowings were settled. See Note 14, Financial assets and liabilities, for additional details.

On March 25, 2020, Bell Canada issued 3.35% Series M-47 MTN debentures under its 1997 trust indenture, with a principal amount of $1 billion, which mature on March 12, 2025.

On March 16, 2020, Bell Canada redeemed, prior to maturity, its 4.95% Series M-24 MTN debentures, having an outstanding principal amount of $500 million, which were due on May 19, 2021. We incurred early debt redemption charges of $17 million, which were recorded in Other (expense) income in the income statement.